Alpine Municipal Money Market Fund
Alpine Tax Optimized Income Fund

Adviser Class

PROSPECTUS

Series of Alpine Income Trust
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

View our website at www.alpinefunds.com

Dated March 1, 2004
As Supplemented March 30, 2004

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities as an investment and has not passed on the adequacy or accuracy of the information in this prospectus. It is a criminal offense to state otherwise.

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Table of Contents
About the Fund

2	Investment Objectives
2	Principal Investment Strategies
3	Who Should Invest in the Funds
3	Main Risks
5	Fund Performance
7	Fees and Expenses

The Fund’s Investments and Related Risks

8

Management of the Fund

10	Portfolio Managers

Net Asset Value

11

How to Buy Shares

12	Earning Dividends
12	Purchases by Mail
12	Purchases by Wire
13	Purchases by Telephone
13	Canceled Purchases

Exchange Privilege

14	Exchanges by Telephone
14	Exchanges by Mail

How to Redeem Shares

15	Earning Dividends
15	Redeeming Shares by Mail
15	Redeeming Shares by Telephone
16	Redemption Fees
16	Check Redemption Privilege
16	Additional Information

Shareholder Services

17	Systematic Investment Plan
17	Systematic Cash Withdrawal Plan
17	Investments Through Employee Benefit and Savings Plans
17	Tax Sheltered Retirement Plans

Distribution of Fund Shares

18	Distributor
18	Distribution and Shareholder Servicing Plan

Dividends, Distributions and Taxes

19	Dividends and Distributions
19	Taxes

Financial Highlights

21

Additional Information
24

About the Funds

This prospectus describes the Adviser class of shares for each Fund.

Investment Objectives	The investment objective of Alpine Municipal Money Market Fund is to seek high federally tax-exempt current income consistent with preservation of capital and maintenance of liquidity.

The investment objective of Alpine Tax Optimized Income Fund is to seek high after-tax current income consistent with preservation of capital.

Principal Investment Strategies
Alpine Municipal Money Market Fund is managed to seek attractive yields and to maintain a stable share price of $1.00. Under normal circumstances, the Fund invests at least 80% of its net assets in municipal obligations the income from which is exempt from federal income tax other than the federal alternative minimum tax (“AMT”). These obligations include high quality, short-term debt obligations issued by states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. The Fund may also invest its assets in other high quality debt obligations that pay federally tax-exempt interest (other than AMT). The Fund’s portfolio is managed by its investment adviser, Alpine Management & Research, LLC (the “Adviser”).

As a money market fund, the Fund complies with Securities and Exchange Commission rules relating to the quality, maturity, liquidity and diversification of its portfolio investments that are designed to promote price stability. Under these standards, the Fund maintains an average portfolio maturity of 90 days or less (weighted by the relative values of its holdings), and generally does not invest in any securities with a remaining maturity of more than 397 days (approximately 13 months). In addition, the Fund invests only in securities that at the time of purchase are high quality, dollar-denominated obligations.

Alpine Tax Optimized Income Fund invests its assets in a combination of municipal obligations that pay interest that is free from federal income tax (other than AMT) and taxable debt obligations. The particular combination and relative weightings of municipal obligations and taxable debt obligations comprising the Fund’s investment portfolio will vary over time, depending on the types of investments that the Fund’s Adviser believes will generate the highest after-tax current income consistent with preservation of capital. The Fund expects that at least 50% of its net assets will normally be invested in tax-exempt obligations. The taxable debt obligations in which the Fund may invest include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, domestic corporate debt obligations, mortgage-related and asset-backed securities and money market instruments. In managing the Fund’s investments, the Adviser seeks to capitalize on fundamental and technical opportunities in the debt obligations markets to enhance return. The obligations in which the Fund invests may be of any maturity, but under normal market conditions, it is expected that the Fund’s average portfolio maturity will range from two to three years and the Fund’s target duration will range from one to two years. The Fund may use interest rate swaps, futures contracts, and options to help manage duration.

1

The obligations in which the Fund invests must, at the time of purchase, be rated as investment grade by Standard & Poor’s Corporation (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), or the equivalent by another nationally recognized statistical rating organization (“NRSRO”), or if unrated, be determined by the Adviser to be of comparable quality. The Fund invests at least 50% of its net assets in obligations rated A or better. When the Adviser determines that an obligation is in a specific category, the Adviser may use the highest rating assigned to the obligation by any NRSRO. If an obligation’s credit rating is downgraded after the Fund’s investment, the Adviser monitors the situation to decide if the Fund needs to take any action such as selling the obligation.

In managing the Fund, the Adviser employs a process that combines sector allocation, fundamental research and duration management. In determining sector allocation, the Adviser analyzes the prevailing financial and investment characteristics of a broad range of sectors in which the Fund may invest. The Adviser seeks to enhance performance and to manage risk by underweighting or overweighting particular sectors. Based on fundamental research regarding securities, including fixed income research, credit analyses and use of sophisticated analytical systems, the Adviser makes decisions to purchase and sell securities for the Fund. The Adviser considers economic factors to develop strategic forecasts as to the direction of interest rates. Based on these forecasts, the Adviser establishes the Fund’s target duration, a common measurement of a security’s sensitivity to interest rate movements. For obligations owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund’s duration will be shorter than the Fund’s average maturity because the maturity of an obligation only measures the time remaining until final payment of principal is due. The Adviser closely monitors the Fund’s portfolio and makes adjustments as necessary.

Tax-Optimized Strategy. Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Fund seeks to achieve returns primarily in the form of current income and price appreciation. Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

  analyzing after-tax returns of different securities in the fixed-income market;
  attempting to minimize net realized short-term gains;
  in selling appreciated securities, selecting the most tax-favored share lots; and
  when appropriate, selling securities trading below their tax cost to realize losses.

2

In managing the Fund’s investments, the Adviser seeks to reduce, but not to eliminate, the taxes incurred by shareholders in connection with the Fund’s investment income and realized capital gains. Consistent with this goal, the Adviser seeks to limit the portion of the Fund’s distributions that will be taxable as ordinary income. The Fund typically will sell portfolio securities when the Adviser believes that the anticipated performance benefit justifies the resulting tax liability. There is no assurance that taxable distributions can be avoided.

Who Should Invest in the Funds	Alpine Municipal Money Market Fund is designed for investors who are in high tax brackets and seek current income that is free from federal income tax consistent with preservation of capital.

Alpine Tax Optimized Income Fund is designed for investors who are in high tax brackets, want to emphasize after-tax investment returns and seek a tax-sensitive, income-producing investment with risk/return potential higher than that of a money market fund, but generally less than that of longer duration bond funds.

Main Risks
Alpine Municipal Money Market Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, no assurance can be given that this goal will be achieved or that the Fund will achieve its investment objective. Thus, it is possible to lose money by investing in the Fund. The Fund’s yield will vary as the short-term securities mature and the proceeds are reinvested in securities with different interest rates. An investment in the Fund does not constitute a balanced investment program.

The interest income distributed by the Fund that is derived from certain tax-exempt municipal obligations may be subject to the federal AMT for individuals and corporations. There is no limitation on the portion of the Fund’s assets that may be invested in municipal obligations subject to AMT. An investor should consult his or her tax adviser for more information.

From time to time, the Fund may invest 25% or more of its assets in municipal obligations which are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the others. Two examples of obligations related in this way are (1) obligations, the interest on which is paid from revenues of similar type projects and (2) obligations whose issuers are located in the same state.

3

Alpine Tax Optimized Income Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. It is possible to lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program.

The Fund’s share price and total return will vary, primarily in response to changes in interest rates. How well the Fund’s performance compares to that of similar fixed income funds will depend on the success of the investment process. Although any rise in interest rates is likely to cause a fall in the prices of debt obligations, the Fund’s comparatively short duration is intended to help keep its share price within a relatively narrow range. The Fund will generally earn less income and, during periods of declining interest rates, may provide lower total returns than funds with longer durations. Because of the high sensitivity of the Fund’s mortgage related and asset-backed securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if the Fund did not hold these securities. The Fund’s mortgage-related and asset-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default.

Maximizing after-tax income may require trade-offs that reduce pre-tax income. Investors can expect the Fund generally to distribute a smaller percentage of its returns each year than most other mutual funds. The Fund’s tax-aware strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that the Fund will achieve its investment objective.

Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund. Each of the Funds is also subject to the following risks.

Management Risk Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause a Fund to underperform when compared to other funds with similar investment goals.

Market Risk. Market risk is the risk that the price of a security held by a Fund will fall due to changing market, economic or political conditions.

Interest Rate Risk. Interest rate risk is the risk of a change in the price of a debt obligations when prevailing interest rates increase or decline. In general, if interest rates rise, the prices of debt obligations fall, and if interest rates fall, the prices of debt obligations rise. Changes in the values of debt obligations usually will not affect the amount of income a Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt obligations with longer maturities.

4

Issuer Risk. Issuer risk is the possibility that changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the obligation and in some cases a decrease in income.

Special Risks. Changes in tax laws or adverse determinations by the Internal Revenue Service may make the income from some municipal obligations taxable. Municipal obligations that are backed by the issuer’s taxing authority, known as general obligation bonds, may partially depend for payment on legislative appropriation and/or aid from other governments. These municipal obligations may be vulnerable to legal limits on a government’s power to raise revenue or increase taxes. Other municipal obligations, known as special revenue obligations, are payable from revenues earned by a particular project or other revenue source. These obligations are subject to greater risk of default than general obligation bonds because investors can look only to the revenue generated by the project or private company, rather than to the credit of the state or local government issue of the obligations.

Liquidity Risk. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. This could decrease a Fund’s income or hurt its ability to preserve capital and liquidity.

Credit Risk. The credit quality and liquidity of a Fund’s investments in municipal obligations and other debt securities may be dependent in part on the credit quality of third parties, such as banks and other financial institutions, which provide credit and liquidity enhancements to the Fund’s investments. Adverse changes in the credit quality of these third parties could cause losses to a Fund and affect its share price.

Derivative Securities Risk. Each Fund may invest in municipal derivative securities issued by partnerships and grantor trusts, which allows it to receive principal and interest payments related to underlying municipal bonds or notes. A Fund will hold these securities if it receives an opinion of legal counsel that the interest paid by them will be tax exempt. However, these securities are subject to structural risks that could cause the Fund to receive taxable income or to lose money. Alpine Municipal Money Market Fund invests in these securities only when the investment is consistent with the Fund’s policy of maintaining a stable share price of $1.00.

5

Fund Performance
The bar chart and table on this page show how the Investor Class Funds have performed and provide some indication of the risks of investing in the Funds by showing how its performance has varied from year to year. The bar chart shows changes in the yearly performance of each of the Funds for full calendar years. The table below it compares the performance of the Alpine Tax Optimized Fund over time to the Fund’s benchmark index.

Prior to November 10, 2003, the shares of the Funds had no specific class designation. As of that date, all of the outstanding shares were redesignated as Investor Class shares. Note that because the Adviser Class of the Funds has recently commenced, there is no performance information for those classes in this part of the Prospectus. The performance below shows that of the Investor Class of each Fund.

The chart and table assume reinvestment of dividends and distributions. Of course, past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Alpine Municipal Money Market Fund
Calendar Year Total Returns as of 12/31: Investor Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Fund	Best Quarter		Worst Quarter
Alpine Municipal Money Market Fund	0.30%	6/30/03	0.25%	9/30/03

The 7-day yield for the period ended December 31, 2003 for the Alpine Municipal Money Market Fund was 1.24%.

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Average Annual Total Returns
(For the periods ending December 31, 2003)

Alpine Municipal Money Market Fund (Investor Class)	1 Year	Since Inception December 5, 2002

Return Before Taxes	1.10%	1.11%

Alpine Tax Optimized Income Fund
Calendar Year Total Returns: Investor Class

Best and Worst Quarter Results
During the periods shown in the Chart for the Fund:
Fund	Best Quarter		Worst Quarter
Alpine Tax Optimized Fund	2.26%	6/30/03	0.41%	9/30/03

Average Annual Total Returns
(For the periods ending December 31, 2003)

Alpine Tax Optimized Fund (Investor Class)	1 Year	Since Inception December 5, 2002

Return Before Taxes	4.26%	4.58%
Return After Taxes on Distributions(1)	3.32%	3.65%
Return After Taxes on Distribution and Sale of Fund Shares(1)	2.76%	3.36%
Lipper Short Municipal Debt Funds Index (2)	2.27%	2.67%

(1)    After-tax returns are calculated using the historical highest individual federal margin income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

(2)    Lipper Short Municipal Debt Funds Index consists of funds that invest in municipal debt issues with dollar weighted average maturities of one to three years. The Lipper Short Municipal Debt Funds Index is unmanaged and does not reflect the deduction of taxes or fees associated with a mutual fund, such as investment adviser fees.

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Fees and Expenses	This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

	Alpine Municipal Money Market Fund	Alpine Tax Optimized Income Fund

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Exchange Fee	None	None
Redemption Fee(1) (as a percentage of an amount redeemed, if applicable)	None	0.25%(2)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	0.45%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.25%
Other Expenses(3)	0.28%	0.27%

Total Annual Fund Operating Expenses(4)	0.98%	1.27%
Waivers and/or Expense Reimbursements	-0.31%	-0.42%

Net Expenses	0.67%	0.85%

(1)	A $15.00 charge is deducted from redemption proceeds if the proceeds are wired.
(2)	A redemption fee (as a percentage of the net asset value of shares redeemed) will be imposed on redemptions effected within 30 days of purchase.
(3)	Based on estimated expenses for the current fiscal year.
(4)
The Adviser has agreed contractually to waive its fees and to absorb expenses of each Fund to the extent necessary to assure that ordinary operating expenses (excluding interest, brokerage commissions and extraordinary expenses) do not exceed 0.67% of Alpine Municipal Money Market Fund Adviser class’s average daily net assets and 0.85% of Alpine Tax Optimized Income Fund Adviser class’s average daily net assets. Each Fund has agreed to repay the Adviser in the amount of any fees waived and expenses absorbed, subject to the limitations that: (1) the reimbursement is made only for fees and expenses incurred not more than three years prior to the date of reimbursement; and (2) the reimbursement may not be made if it would cause the Fund’s annual expense limitation from the prior three years to be exceeded. This arrangement will remain in effect unless and until the Board of Trustees, including a majority of the Trustees who are not interested persons of the Funds or the Adviser as that term is defined under the Investment Company Act of 1940, approves its modification or termination. Absent the fee waiver, the total annual operating expense of the Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund would be 0.98% and 1.27% respectively.

EXAMPLE: This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in a Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although actual costs or investment returns may be higher or lower, based on these assumptions, the costs would be:

	1 Year	3 Years	5 Years	10 Years

Alpine Municipal Money Market Fund	$68	$214	$373	$ 835

Alpine Tax Optimized Income Fund	$87	$271	$471	$1,049

8

The Funds’ Investments and Related Risks

Alpine Municipal Money Market Fund

The Fund may invest, without limitation, in municipal obligations whose interest is a tax-preference item for purposes of the AMT. A substantial portion of the Fund’s distributions to investors who are subject to AMT may not be exempt from federal income tax. If this is the case, the Fund’s net return to those investors may be lower than to investors not subject to AMT. The Fund may invest up to 20% of its net assets in taxable debt obligations of comparable quality to its investments in municipal obligations, including obligations issued by the U.S. government, its agencies and instrumentalities, bank and corporate obligations and short-term debt securities. The Fund may also invest its assets in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act). To the extent the Fund holds taxable securities, some income the Fund pays may be taxable.

The Fund’s policy to invest at least 80% of its net assets in municipal obligations the income from which is exempt from federal income tax other than the AMT is fundamental and may not be changed without shareholder approval. However, notwithstanding this policy, the Fund may invest all of its assets in a single open-end management investment company that has the same investment objective and substantially the same investment policies as the Fund. In addition, the Fund may change any of its other investment policies without shareholder approval. During periods of adverse conditions in the markets for municipal obligations, the Fund may temporarily invest all or a substantial portion of its assets in cash or high quality, short-term taxable debt securities, without limit. The Fund will not be pursuing its investment objective of seeking tax-exempt income in these circumstances.

Alpine Tax Optimized Income Fund

The Fund may invest in debt obligations of municipal issuers and of the U.S. government, its agencies or instrumentalities and corporate issuers. It may also invest in money market instruments, which are high quality short-term debt obligations. The Fund may invest in mortgage-related and asset-backed securities. The securities in which the Fund may invest may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. The Fund invests primarily in investment grade debt obligations. These include debt obligations rated at the time of purchase by the Fund BBB or better by S&P or Baa or better by Moody’s or the equivalent by another NRSRO or, if unrated, determined to be of comparable quality by the Adviser.

The Fund may invest in mortgage-related and asset-backed securities. Mortgage-related securities are securities that represent interests in pools of mortgages whereby the principal and interest paid every month is passed through to the holders of the securities. Asset-backed securities are securities that represent interests in a stream of payments from specific assets, such as auto or credit card receivables. These securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the Funds’ share price and its income distributions.

9

The Fund may enter into repurchase agreements. A repurchase agreement is an agreement by which the Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. The Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date. However this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase the Fund’s expenses. The Adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

The Fund may change any of the investment policies described above (and its investment objective) without shareholder approval. The Fund will not change its investment objective without providing at least 60 days’ prior notice to shareholders. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in high quality, debt securities, including money market instruments, or it may hold cash. The Fund will not be pursuing its investment objective in these circumstances.

Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund

Municipal obligations are debt obligations issued by or for U.S. states, territories, and possessions and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations can be issued to obtain money for public purposes or for privately operated facilities or projects. Municipal obligations may pay interest that is exempt from federal income tax. Examples of municipal obligations are general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations.

The Adviser determines an investment’s credit quality rating at the time of investment by conducting credit research and analysis and by relying on ratings and reports issued by NRSROs. If an investment is not rated, the Adviser relies on its credit research and analysis to rate the investment. The Funds may invest in illiquid securities. Illiquid securities include securities that have legal or contractual restrictions on resale, securities that are not readily marketable, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Alpine Municipal Money Market Fund may invest up to 10% of the value of its net assets, and Alpine Tax Optimized Income Fund may invest up to 15% of the value of its net assets, in illiquid securities.

The Funds may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines liquidity of Rule 144A securities held by the Fund according to guidelines adopted by the Trusts’ Board of Trustees. The Board of Trustees monitors the application of those guidelines. Restricted securities eligible for resale pursuant to Rule 144A, which are determined to be liquid under these guidelines, are not subject to the limit on a Fund’s investments in illiquid securities.

10

Each Fund may enter into transactions to purchase a security on a when-issued or delayed delivery basis in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transactions; if the other party fails to do so, the Fund may be disadvantaged. A Fund does not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of its investment objective.

Management of the Funds

 The management of the Funds is supervised by the Board of Trustees of Alpine Income Trust (the “Trust”). Alpine Management & Research, LLC (the “Adviser”), 2500 Westchester Avenue, Purchase, New York, 10577-2540, serves as the investment adviser of each Fund. The Adviser has the responsibility for the management and implementation of each Fund’s investment program, under the supervision of the Board of Trustees. The Adviser provides investment advisory services to other advisory clients in addition to the Funds, including other investment company portfolios. Mr. Samuel A. Lieber is the controlling person of the Adviser. He founded the Adviser in 1998. Alpine Municipal Money Market Fund pays the Adviser a monthly fee computed at the annual rate of 0.45% of the average daily net assets of the Fund. Alpine Tax Optimized Income Fund pays the Adviser a monthly fee computed at the annual rate of 0.75% of the average daily net assets of the Fund. The total estimated annual expenses of the Fund are set forth in the section titled, “Fees and Expenses.” For the fiscal year ended October 31, 2003, the Adviser received from the Alpine Municipal Money Market Fund and Alpine Tax Optimized Income Fund advisory fees of 0.04% and 0.33%, respectively, of the average daily assets of the Funds, net of waiver.

Portfolio Manager
Steven C. Shachat serves as portfolio manager of each Fund and is the person who has day-to-day responsibility for managing each Fund’s investment portfolio. Mr. Shachat, a Managing Director, has been with the Adviser since September 2002. From 1988 until 2001, he was a Senior Portfolio Manager with Evergreen Investment Management Company LLC where he was responsible for the daily investing, investment strategy and research coordination for multiple fixed-income products.

Net Asset Value

The net asset value of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of outstanding shares. Net asset value is determined each day the New York Stock Exchange (“NYSE”) is open as of the close of regular trading (normally, 4 p.m., Eastern time). In computing net asset value, portfolio securities of each Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust. Non-dollar denominated securities are valued as of the close of the NYSE at the closing price of such securities in their principal trading market, but may be valued at fair value if subsequent events occurring before the computation of net asset value materially have affected the value of the securities.

11

In determining the value of Alpine Municipal Money Market Fund’s assets, securities held by the Fund are valued using the amortized cost method of valuation. This method involves valuing each investment at cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost valuation provides certainty in valuation, but may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price that would be received if the investment were sold. Use of amortized cost permits the Fund to maintain a net asset value of $1.00 per share. However, no assurance can be given that the Fund will be able to maintain a stable net asset value.

In computing the value of Alpine Tax Optimized Income Fund’s net assets, securities held by the Fund are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available, securities are valued at fair value as determined by the Board of Trustees of the Trust.

How to Buy Shares

You may purchase shares of the Funds on any day the NYSE is open. The minimum initial investment in each Fund is $2,500. The minimum may be waived in certain situations. There is no minimum for subsequent investments. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request, together with payment in the amount of the purchase. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds. Your share price will be the next NAV calculated after the Fund’s transfer agent or your financial intermediary receives your request in good order as defined below. All requests received in good order before 4 p.m. Eastern time will be processed on that same day. Requests received after 4 p.m. will receive the next business day’s NAV.

Earning Dividends
Shares of both Funds are entitled to receive any dividends declared starting on the next business day after your purchase is received in good order. However, shares of Alpine Municipal Money Market Fund Adviser Class are entitled to receive dividends beginning on the day of purchase if the purchase is received prior to 11:30 a.m. Eastern time. You will become the owner of Alpine Municipal Money Market Fund Adviser Class shares and receive dividends when the Fund receives your payment.

“Good order” purchase requests means that your purchase request includes:
•	the name of the Fund

•	the dollar amount of shares to be purchased

•	accurately completed application or investment stub

•	check payable to “Alpine Funds”

Purchases by Mail
To make an initial purchase by mail:
•	Complete the enclosed application.

•
Mail the application, together with a check made payable to the Alpine Funds to: Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin, 53202. (Payment should be made by check drawn on a U.S. bank, savings and loan, or credit union. Checks not drawn on U.S. banks will be subject to foreign collection, which will delay the investment date, and will be subject to processing fees. The Funds do not accept third party checks, U.S. Treasury checks, credit card checks, starter checks or cash, including cashier’s checks or money orders.)

•
Subsequent investments may be made in the same manner, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

In compliance with theUSA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number and permanentstreet address. Mailing addresses containing a P.O. Box will not be accepted. Please contact the Transfer Agent at 1- 888-785-5578 if you need additional assistance when completing your Application.

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If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

Purchases by Wire
To make an initial purchase by wire:

•	Complete the enclosed Application.
•	Mail the Application to the Alpine Funds at: Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701.
•	Call the Alpine Funds at 1-888-785-5578 for wiring instructions.
•	Instruct your bank (which may charge a fee) to wire federal funds to U.S. Bank, National Association, as follows:

U.S. Bank, National Association
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA No. 075000022
Credit U.S. Bancorp Fund Services, LLC
DDA No. 112-952-137
Attn.: Alpine Funds, New Account
For: Account Name (Name of Investor)

•	The wire must specify the Fund in which the investment is being made and account name.
•
Subsequent wire investments may be made by following the same procedures. However, you need not call for another account number if you are purchasing shares of a Fund in which you already own shares. Please reference your account number when making subsequent purchases by wire.

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Purchases by Telephone
To make additional investments by telephone, you must check the appropriate box on your application authorizing telephone purchases. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call your financial intermediary and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

Canceled Purchases
If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Funds, a Fund may redeem shares from your account in any of the Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of another Fund in the Trust. You may do this through your financial intermediary or by telephone or mail as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Fund. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a Fund is subject to the minimum investment requirements of that Fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees.

The Funds each have different investment objectives and policies. You should review the objective and policies of the Fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is treated for Federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. You are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. The exchange privilege may be modified or discontinued at any time by the Funds upon sixty days’ notice and is only available in states in which shares of the Fund being acquired may lawfully be sold.

Exchanges by Telephone
To exchange shares by telephone:

•	Call your broker or other financial intermediary.
•	Exchange requests received after 4 p.m. Eastern time will be processed using the net asset value determined on the next business day.
•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin 53202.

•	Telephone exchanges are subject to a $5.00 fee per exchange.

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To exchange shares by telephone, you must indicate this on the application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin, 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail
To exchange shares by mail:
•	Send a written request using the procedures for written redemption requests.
•	For further information, call your broker or financial intermediary.

How to Redeem Shares

You may redeem shares of the Funds on any day the NYSE is open through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after 4 p.m. Eastern time will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Earning Dividends
Shares of both Funds are entitled to receive dividends declared on the day they are redeemed. However, with respect to Alpine Municipal Money Market Fund Adviser Class, shares are not entitled to receive any dividends declared on the day of the redemption if the redemption request is received prior to 11:30 a.m. Eastern time. Any redemption requests received after 11:30 Eastern time will receive that day’s dividend.

Redeeming Shares by Mail
To redeem shares by mail:
Send a signed letter of instruction to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin, 53202.

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•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.
•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.
•	For further information, call your broker or financial intermediary.

Redeeming Shares by Telephone
To redeem shares by telephone:
•
Call your broker or financial intermediary on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000).
•	Provide the account name, as registered with a Fund, and the account number.
•
Redemption proceeds either will be (1) mailed to you by check at the address indicated in your account registration or, if requested, (2) wired to an account at a commercial bank that you have previously designated. A $15 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice (minimum wire amount $500).

•
During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Alpine Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin, 53202.

To redeem shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, Wisconsin, 53202. Signatures must be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds’ transfer agent or your financial intermediary. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

Redemption Fees
With respect to Alpine Tax Optimized Income Fund only, a fee equal to 0.25% of the net asset value of shares redeemed will be imposed upon redemptions of shares effected within 30 days of purchase. Redemption fees are paid to the Fund. Redemption fees are not applicable to the redemption of shares purchased through reinvested dividends. The Fund reserves the right to waive the redemption fee, subject to its sole discretion in instances it deems not to be disadvantageous to the Fund.

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The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Fund’s Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on exchanges or to the participants in employer-sponsored retirement plans that are held at the Fund in an omnibus account (such as 401(k, 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Fund in an omnibus account, however, the redemption fee will be assessed at the omnibus account level if the omnibus account is held at the Fund for less than thirty (30) days. The redemption fee will also not be assessed to account of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

Check Redemption Privilege
—Alpine Municipal Money Market Fund Only
You may make arrangements to redeem shares of Alpine Municipal Money Market Fund by check by filling out the checkwriting authorization section of the application. Checks may be written in any dollar amount, subject to a $250 minimum, not exceeding the balance of your account and may be made payable to any person. Checks will be honored only if they are properly signed by a person authorized on the application. Checks will be furnished without charge. Redemption checks will not be honored if there is an insufficient share balance to pay the check or if the check requires the redemption of shares purchased by check with have not cleared. There is a charge for stop payments or if a redemption check cannot be honored due to insufficient funds or other valid reasons. Check writing privileges may be modified or terminated at any time.

Additional Redemption Information
In general, a redemption of shares is a taxable transaction for federal income tax purposes. A Fund may pay redemption proceeds by distributing securities held by the Fund, but only in the unlikely event that the Board of Trustees of the Trust determines that payment of the proceeds in cash would adversely affect other shareholders of the Fund. The Fund reserves the right to pay the redemption amount in-kind through the distribution of portfolio securities, they are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder

The Funds reserve the right to:
•	suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law;
•
close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed;

Signature Guarantees are required:
•	when redemption proceeds are sent to a different address than that registered on the account;
•	if the proceeds are to be made payable to someone other than the account’s owner(s);
•	any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	if a change of address request has been received by your financial intermediary within the last 15 days;
•	for all redemptions of $50,000 or more from any shareholder account (if applicable); or
•	if ownership is changed on your account.

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Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the Application.

Systematic Investment Plan
You may make regular monthly or quarterly investments automatically in amounts of not less than $100 per month. The minimum initial investment requirement does not apply if you establish a Systematic Investment Plan. However, each Fund reserves the right to close an account that through redemptions or termination of the Systematic Investment Plan has not reached a minimum balance of $2,500 ($250 for retirement accounts) within 24 months from the date of initial investment. Shares purchased using the Systematic Investment Plan may not be redeemed for ten business days from the date of investment.

Systematic Cash Withdrawal Plan
If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive (or designate a third party to receive) regular monthly or quarterly checks in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you must elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans
Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser may provide compensation to organizations providing administrative and record keeping services to those plans.

Tax Sheltered Retirement Plans
Eligible investors may open a pension or profit sharing account in a Fund under the following prototype retirement plans: (1) Individual Retirement Accounts (“IRAs”) and Rollover IRAs and (2) Simplified Employee Pensions (SEPs) for sole proprietors, partnerships and corporations.

Distribution of Fund Shares

Distributor
Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as distributor and principal underwriter to the Funds. Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.

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Distribution and Shareholder Servicing Plan
The Trust, on behalf of each class of the Fund, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended, to provide certain distribution and shareholder-servicing activities for the Fund and its shareholders. Alpine Money Market Fund Adviser class and the Alpine Tax Optimized Income Fund Adviser class may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder-servicing activities. Rule 12b-1 fees finance distribution activities that promote the sale of the Fund’s shares. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Shareholder services may include among other things, assisting investors in processing their purchase, exchange, or redemption request, or processing dividend and distribution payments. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Dividends and Distributions
For the Alpine Municipal Money Market Fund, dividends are declared and accrued daily on each business day based upon the Fund’s net investment income (i.e., income other than net realized capital gains), and are paid monthly. For the Alpine Tax Optimized Income Fund dividends are declared, accrued and paid monthly based upon the Fund’s net investment income (i.e., income other than net realized capital gains). Net realized capital gains, if any, may be declared and paid annually at the end of the Funds’ fiscal year in which they have been earned.

Please note that dividends can be either reinvested or distributed in cash. Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application or by written instructions filed with the Fund, to have them paid in cash. Dividends will be reinvested at the net asset value per share at the close of business on the record dated. Each Fund will automatically reinvest all dividends under $10 in additional shares of the Fund. If you elect to receive dividends in cash ($10 minimum check amount) and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks. You may request that dividends and other distributions be paid by wire transfer to a designated bank account by sending a written request to the Funds’ transfer agent. The request must be received at least five business days prior to a payment date for it to be effective on that date.

To satisfy certain distribution requirements of the Internal Revenue Code, a Fund may declare special or regular year-end dividend and capital gains distributions during October, November or December. If received by shareholders by January 31, these distributions are deemed to have been paid by the Fund and received by shareholders on December 31 of the prior year.

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Taxes
General Information. In general, Fund distributions are taxable to you (unless your investment is through a qualified retirement plan), as either ordinary income or capital gain. Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. A portion of the income dividends paid to you by a Fund may be qualified dividends eligible for taxation at long-term capital gain rates. If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

By law, a Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a U.S. person (including a U.S. resident alien).

A Fund also must withhold if the IRS instructs it to do so. When backup withholding is required, the amount will be 28% of any distributions or proceeds paid.

When you sell your shares in a Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Alpine Fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. For investors in the International Equity Fund, any foreign taxes paid by such Fund on its investments may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, local or foreign tax consequences of an investment in the Funds.

Additional Information. The Funds’ distributions will consist primarily of exempt-interest dividends from interest earned on municipal securities. In general, exempt-interest dividends are exempt from federal income tax.

Each Fund, however, may invest a portion of its assets in securities that pay income that is not tax-exempt. Each Fund also may distribute to you any market discount and net short-term capital gains from the sale of its portfolio securities. Distributions from such income are taxable to you as ordinary income and generally will not be treated as qualified dividends subject to reduced rates of taxation for individuals. Distributions of ordinary income are taxable whether you reinvest your distributions in additional Fund shares or receive them in cash.

Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares.

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Exempt-interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits. Each Fund may invest a portion of its assets in private activity bonds. The income from these bonds is a preference item when determining your alternative minimum tax.

Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.

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Financial Highlights

The Financial Highlights Table is intended to help you understand the Funds’ financial performance since December 5, 2002 (the date it commenced operations). Certain information reflects financial results for a single Fund share. The total returns in the Table represent the rate an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). Deloitte & Touche, LLP are the current independent auditors. This information has been audited by PricewaterhouseCoopers LLP, the Funds’ whose report along with the Funds’ financial statements, are included in the Funds’ annual report dated October 31, 2003, which is available upon request. Since the Adviser Class of each Fund has recently commenced, there is no financial information available. The information provided below is for the Investor Class of each Fund.

Alpine Municipal Money Market Fund – Investor Class
Period Ended
October 31, 2003(a)

PER SHARE DATA:
Net Asset Value, Beginning of Period	$1.00

Income From Investment Operations:
Net investment income	0.01
Net realized and unrealized gains on investments	-

Total from investment operations	0.01

Less Distributions:
Dividends from net investment income	(0.01)
Net realized gains on investments	-

Total distributions	(0.01)

Net Asset Value, End of Period	$1.00

Total Return	1.00%(b)

Ratios/Supplementary Data
Net Assets at end of period (000)	$59,126
Ratio of expenses to average net assets
Before waivers and reimbursements	0.73%(c)
After waivers and reimbursements	0.32%(c)
Ratio of net investment income to average net assets	1.09%(c)

(a)	For the period from December 5, 2002 (commencement of operations) to October 31, 2003.
(b)	Not annualized.
(c)	Annualized.

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Alpine Tax Optimized Income Fund – Investor Class
Period Ended
October 31, 2003(a)

PER SHARE DATA:
Net Asset Value, Beginning of Period	$10.00

Income From Investment Operations:
Net investment income	0.23
Net realized and unrealized gain on investments	0.18

Total from investment operations	0.41

Less Distributions:
Dividends from net investment income	(0.23)
Net realized gains on investments	-(d)

Total distributions	(0.23)

Net Asset Value, End of Period	$10.18

Total Return	4.12%(b)

Supplemental Data and Ratios:
Net Assets at end of period (000)	$55,591
Ratio of expenses to average net assets
Before waivers and reimbursements	1.02%(c)
After waivers and reimbursements	0.60%(c)
Ratio of net investment income to average net assets	2.48%(c)
Portfolio turnover	46%

(a)	For the period from December 6, 2002 (commencement of operations) to October 31, 2003.
(b)	Not annualized.
(c)	Annualized.
(d)	Amount is less than $0.005.

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Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and

•	Information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Not Part of the Prospectus

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No person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Trust’s Statement of Additional Information. If given or made, such other information and representations should not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person, to whom, such offer may not lawfully be made.

INVESTMENT ADVISER
ALPINE MANAGEMENT & RESEARCH, LLC
2500 Westchester Avenue, Suite 215
Purchase NY 10577

CUSTODIAN
U.S. BANK, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT AUDITORS
DELOITTE & TOUCHE, LLP
411 E. Wisconsin Avenue
Milwaukee, WI 53202

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL
BLANK ROME LLP
405 Lexington Avenue
New York, NY 10174

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To Obtain More Information About the Funds
For more information about the Funds, the following documents are available free upon request:
Annual/Semi-Annual Reports — Additional information will be available in the Funds’ annual and semi-annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.
Statement of Additional Information (SAI) — The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference into (and is legally a part of) this Prospectus.
To obtain free copies of the annual or semi-annual report or the SAI or to discuss questions about the Fund:
By Telephone — 1-888-785-5578
By Mail —Alpine Municipal Money Market Fund or Alpine Tax Optimized Income Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd floor, Milwaukee, WI 53202.
From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

Investment Company Act File Number 811-21210.